LEGG MASON PARTNERS VARIABLE EQUITY TRUST

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

Supplement Dated August 20, 2009 to Class I and Class II Prospectuses

Dated April 30, 2009, as supplemented

The following information supersedes certain information in the fund’s Prospectuses.

Upon the recommendation of Legg Mason, the Board of Trustees of Legg Mason Partners Variable Equity Trust has approved changes to the fund’s investment objective, investment policies and investment strategies, as discussed below. In connection with the new investment objective, policies and strategies, the fund’s name and performance benchmark will change.

New portfolio managers from ClearBridge Advisors, LLC (“ClearBridge”) assumed responsibility for the fund’s equity investments effective as of August 6, 2009. The other changes discussed in this supplement will become effective as of November 1, 2009.

New portfolio managers

Effective August 6, 2009, Harry D. Cohen, Peter Vanderlee, CFA, and Michael Clarfeld, CFA became the fund’s lead portfolio managers, responsible for the allocation of the fund’s assets between equity and fixed income investments and for the day-to-day management of the fund’s equity investments. Mr. Cohen is the Chief Investment Officer of ClearBridge and has been with ClearBridge since 1979. Mr. Vanderlee is a Managing Director of ClearBridge and has been with ClearBridge since 1999. Mr. Clarfeld is a Director and Senior Portfolio Analyst—Generalist of ClearBridge and has been with ClearBridge since 2006. Prior to joining ClearBridge, Mr. Clarfeld was an equity analyst with Hygrove Partners, LLC and a financial analyst with Goldman Sachs.

The portfolio management team, except for Mr. Detlev S. Schlichter, from Western Asset Management Company and Western Asset Management Company Limited, the fund’s other subadvisers, will continue to be responsible for the fund’s fixed income investments until November 1, 2009. As of September 11, 2009, Mr. Schlichter will resign as a portfolio manager of the fund. The fund’s subadvisory agreements with these subadvisers will be terminated as of November 1, 2009.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Name change

The fund’s name will change to “Legg Mason ClearBridge Variable Equity Income Builder Portfolio” upon the implementation of the fund’s changes to its investment objective, policies and strategies, which are described below.

New investment objectives

The fund’s primary investment objective will be to provide a high level of current income. Long-term capital appreciation will be its secondary objective. The fund’s investment objectives may be changed without shareholder approval.

New investment policies and strategies

Principal investment strategies

Key investments

Under normal circumstances, the fund will invest at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics. A significant portion of the fund’s portfolio will consist of equity securities that pay dividends. Equity securities include exchange-traded and over-the-counter common stocks, preferred stocks, warrants, rights and debt securities convertible into equity securities. Convertible securities may be purchased to gain additional exposure to a company or for their income or other features. The fund may also invest in real estate investment trusts (“REITs”).

The fund may invest up to 50% of its net assets in equity securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. The foreign issuers in which the fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries (commonly known as “multi-national companies”) and other foreign issuers with market capitalizations generally of at least $10 billion.

The portfolio managers believe that high quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment. The portfolio managers typically emphasize dividend-paying equity securities, with current dividend levels being the main focus and dividend growth over time being secondary. The fund may invest in issuers of any size.

The fund may invest up to 20% of its net assets in fixed-income securities. The fund may invest in fixed-income securities of any quality, including lower-rated, high-yielding debt securities (commonly known as “junk bonds”). The fund may invest in fixed-income securities when the portfolio managers believe such securities provide attractive income opportunities.

Selection process

The portfolio managers emphasize individual security selection. In selecting individual companies for investment, the portfolio managers look for the following:

•	Current yield

•	Potential for dividend growth

•	Sound or improving balance sheets

•	Effective management teams that exhibit a desire to earn consistent returns for shareholders

The portfolio managers may also consider the following characteristics:

•	Past growth rates

•	Future earnings prospects

•	Technological innovation

•	General market and economic factors

•	Recognized industry leadership

Generally, companies held by the fund are those that the portfolio managers believe have assets or earnings power that are either unrecognized or undervalued. Based upon their models, the portfolio managers generally look for attractive valuations. The portfolio managers also look for companies that are expected to have positive changes in earnings prospects because of factors such as:

•	New, improved or unique products and services

•	New or rapidly expanding markets for a company’s product

•	New management

•	Changes in the economic, financial, regulatory or political environment particularly affecting a company

•	Effective research, product development and marketing

•	A business strategy not yet recognized by the marketplace

Principal risks of investing in the fund

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive from your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other investments. Following is a description of the principal risks of investing in the fund.

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Equity securities risk: Equity securities include common and preferred stocks, which represent equity ownership in a company. Equity securities also include baskets of equity securities such as exchange traded funds, trust certificates, limited partnership interests, shares of other investment companies and investments in REITs.

Stocks fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular stock may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages, or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

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Dividend-paying stock risk: The fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

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Warrants and rights risk: Warrants and rights are options to buy, directly from the issuer, a stated number of shares of the issuer’s securities at a specified price during the life of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities, and therefore are highly volatile and speculative investments. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant or right held by the fund is not exercised by the date of its expiration, the fund would lose the entire purchase price of the warrant or right.

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Convertible securities risk: Convertible securities are debt or preferred equity securities convertible into, or exchangeable for, equity securities. Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed-income characteristics.

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REITs risk: REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. Investments in REITs expose the fund to risks similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions.

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Foreign securities risk: The fund may invest directly in foreign securities or invest in depositary receipts for securities of foreign issuers. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the fund may invest may have markets that are less liquid and more volatile than markets in the United States and may suffer from political or economic instability, and experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

The issuers of foreign securities purchased by the fund will be located in developed markets, and the fund does not intend to invest in securities of issuers located in emerging markets. However, if a country in which an issuer whose securities have been purchased by the fund is later classified as an emerging market, the fund will not be required to sell the security. In such event, the fund may be exposed to the risks of investing in emerging markets. The risks of investing in foreign securities are greater when investing in securities of emerging market issuers because political or economic instability, lack of market liquidity and negative government actions like currency controls or seizure of private businesses or property are more likely.

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Market and interest rate risk: The fund may invest in debt obligations, which are securities used by issuers to borrow money. Debt obligations include bonds, notes (including structured notes), debentures, commercial paper and other money market instruments issued by banks, corporations, local, state and national governments and instrumentalities, both U.S. and foreign, and supranational entities, mortgage-related and asset-backed securities, convertible securities and loan participations and assignments. Debt obligations may be fixed-income securities or have various types of payment and reset terms or features, including adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The market price of fixed-income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. The interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The fund may experience a substantial or complete loss on an individual stock.

The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund, conditions affecting the general economy, overall market changes, local, regional or global political, social or economic instability, and currency and interest rate fluctuations.

When interest rates rise, the value of fixed-income securities generally falls. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

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Credit risk: Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The fund is subject to greater levels of credit risk to the extent it invests in below investment grade securities, commonly known as “junk bonds.” These securities have a higher risk of issuer default and are considered speculative.

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Prepayment or call risk: Many fixed-income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed-income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed-income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed-income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

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Extension risk: When interest rates rise, repayments of fixed-income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed-income securities and locking in below-market interest rates. This may cause the fund’s share price to be more volatile.

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Small and mid-sized company risk: The fund will be exposed to additional risks as a result of its investments in the securities of small and mid-sized companies. Small and mid-sized companies may fall out of favor with investors, may have limited product lines, operating histories, markets or financial resources, or may be dependent upon a limited management group. The prices of securities of small and mid-sized companies generally are more volatile than those of larger companies and are more likely to be adversely affected by poor economic or market conditions. Securities of small and mid-sized companies may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

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Liquidity risk: Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

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Portfolio turnover risk: The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

•	Portfolio selection risk: The portfolio managers’ judgment about the attractiveness, value or potential appreciation of a particular security may prove to be incorrect.

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Issuer risk: The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s stock may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

•	Recent market events risk: The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse.

Please note that, in addition to the principal risks described above, there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears under “More on the fund’s investments” and in the fund’s Statement of Additional Information (“SAI”). Before investing, you should carefully consider the risks that you will assume.

In implementing these investment policy and strategy changes, the fund expects substantial portfolio turnover, which is expected to result in increased transaction costs. If the strategy changes had occurred as of early August 2009, it would have resulted in trading costs of approximately $60,000, or about 0.03% of portfolio value.

Change in performance benchmark

The fund will compare its performance to the Russell 3000 Value Index, which measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

More on the fund’s investments

This section provides additional information about the investment strategies that may be used by the fund.

The fund’s investment objectives and principal investment strategies may be changed by the Board of Trustees without shareholder approval.

The fund’s 80% investment policy will become effective as of November 1, 2009. In the future, the 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

Cash management

Under normal circumstances, the fund may invest to a limited extent in short-term debt securities, money market instruments and/or cash to pay expenses and/or meet redemption requests. The amount of assets the fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests. The value of these securities held by the fund for cash management purposes may be affected by changing interest rates and by changes in credit ratings of the securities. Substantial investments in such instruments may detract from the fund’s ability to achieve its investment objective.

High yield securities

The fund may invest a portion of its assets in high yield securities (“junk bonds”). High yield securities involve a substantial risk of loss. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal and are susceptible to default or decline in market value because of adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. Investing in these securities subjects the fund to the following specific risks:

•	Increased price sensitivity to changing interest rates

•	Greater risk of loss because of default or declining credit quality

•	An issuer’s inability to make interest and/or principal payments due to adverse company specific events

•	Negative perceptions of the high yield market depressing the price and liquidity of high yield securities. These negative perceptions could last for a significant period of time

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. The fund may engage in a variety of transactions using derivatives, such as options on securities and securities indexes; futures and options on futures; forward foreign currency contracts; and swaps, including interest rate, currency and credit default swaps. Derivatives may be used by the fund for the following purposes:

•	As a means to generate income

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a means of enhancing returns

•	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indexes. Even a small investment in derivative contracts can have a significant impact on the fund’s stock market, currency or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their values do not correspond as anticipated to changes in the value of the fund’s holdings.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the subadviser. Certain derivatives transactions may have a leveraging effect on the fund. Using derivatives may increase volatility, which is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Holdings of derivatives also can make the fund less liquid and harder to value, especially in declining markets.

Derivatives are subject, as are all fixed income securities, to credit risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

When the fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique, and therefore will not limit the fund’s exposure to loss; however, the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account the market value of the fund’s derivative positions that are intended to reduce or create exposure to the applicable category of investments.

Short sales

The fund may sell securities short from time to time. A short sale is a transaction in which the fund sells securities it does not own in anticipation of a decline in the market price of the securities. A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the fund will realize a loss. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. The fund may hold no more than 25% of the fund’s net assets (taken at the then-current market value) as required collateral for such sales at any one time.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objectives.

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LEGG MASON PARTNERS VARIABLE EQUITY TRUST

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

Supplement Dated August 20, 2009 to Statement of Additional Information Dated April 30, 2009, as supplemented

The following information supersedes certain information in the Statement of Additional Information applicable to Legg Mason Partners Variable Capital and Income Portfolio (the “fund”).

Upon the recommendation of Legg Mason, the Board of Trustees of Legg Mason Partners Variable Equity Trust has approved changes to the fund’s investment objective, investment policies and investment strategies. In connection with the new investment objective, policies and strategies, the fund’s name will change.

New portfolio managers from ClearBridge Advisors, LLC (“ClearBridge”), one of the fund’s subadvisers, assumed responsibility for the fund’s equity investments effective as of August 6, 2009. As of September 11, 2009, Mr. Detlev S. Schlichter will resign as a portfolio manager of the fund. The other changes discussed in this supplement will become effective as of November 1, 2009.

The fund’s name will change to “Legg Mason ClearBridge Variable Equity Income Builder Portfolio” effective November 1, 2009.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The fund’s primary investment objective will be to provide a high level of current income. Capital appreciation will be its secondary objective.

Under normal circumstances, the fund will invest at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics. A significant portion of the fund’s portfolio will consist of equity securities that pay dividends. Equity securities include exchange-traded and over-the-counter common stocks, preferred stocks, warrants, rights and debt securities convertible into equity securities. Convertible securities may be purchased to gain additional exposure to a company or for their income or other features. The fund may also invest in real estate investment trusts (“REITs”).

The fund may invest up to 20% of its net assets in fixed-income securities. The fund may invest in fixed-income securities of any quality, including lower-rated, high-yielding debt securities (commonly known as “junk bonds”). The fund may invest in fixed-income securities when the portfolio managers believe such securities provide attractive income opportunities.

INVESTMENT POLICIES

Non-Fundamental Investment Policies

The fund has adopted a non-fundamental investment policy prohibiting it from investing in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Subadvisers

The fund will terminate its subadvisory agreements with Western Asset Management Company and Western Asset Management Company Limited effective November 1, 2009.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers of the fund. Unless noted otherwise, all information is provided as of December 31, 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the fund) for which the portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

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Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Harry D. Cohen*	3 other registered investment companies with approximately $4.37 billion in total assets under management	1 other pooled investment vehicle with approximately $0.05 billion in total assets under management	13,734 other accounts with approximately $2.85 billion in total assets under management

Peter Vanderlee*	2 other registered investment companies with approximately $0.92 billion in total assets under management	0 other pooled investment vehicles	13,071 other accounts with approximately $1.92 billion in total assets under management

Michael Clarfeld*	0 other registered investment companies	0 other pooled investment vehicles	0 other accounts

Detlev S. Schlichter	2 other registered investment companies with approximately $0.12 billion in total assets under management	28 other pooled investment vehicles with approximately $3.5 billion in total assets under management	64 other accounts with approximately $21.8 billion in total assets under management (includes 18 other accounts managed, totaling approximately $4.9 billion, for which advisory fee is performance based.)

Keith J. Gardner	6 other registered investment companies with approximately $0.93 billion in total assets under management	8 other pooled investment vehicles with approximately $0.88 billion in total assets under management	None

S. Kenneth Leech	110 other registered investment companies with approximately $100 billion in total assets under management	281 other pooled investment vehicles with approximately $195.3 billion in total assets under management	969 other accounts with approximately $217.5 billion in total assets under management (includes 94 other accounts managed, totaling approximately $23 billion, for which advisory fee is performance based.)

*	Information is as of June 30, 2009.

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Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffrey D. Van Schaick	4 other registered investment companies with approximately $0.83 billion in total assets under management	4 other pooled investment vehicles with approximately $0.51 billion in total assets under management	14 other accounts with approximately $2.9 billion in total assets under management (includes 2 other accounts managed, totaling approximately $0.19 billion, for which advisory fee is performance based.)

Stephen A. Walsh	110 other registered investment companies with approximately $100 billion in total assets under management	281 other pooled investment vehicles with approximately $195.3 billion in total assets under management	969 other accounts with approximately $217.5 billion in total assets under management (includes 94 other accounts managed, totaling approximately $23 billion, for which advisory fee is performance based)

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by each portfolio manager. Unless otherwise indicated, the information is as of December 31, 2008. These holdings are in addition to the shares held for the portfolio managers’ benefit under the subadvisers’ incentive compensation plans.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
Harry D. Cohen*	None
Peter Vanderlee*	None
Michael Clarfeld*	None
Detlev S. Schlichter	None
Keith J. Gardner	None
S. Kenneth Leech	None
Jeffrey D. Van Schaick	None
Stephen A. Walsh	None

*	Information is as of June 30, 2009.

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